Exhibit 10.12
AMENDMENT NO. 4 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 9, 2013, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, “Agent”), REG SERVICES GROUP, LLC, an Iowa limited liability company (“REG Services”), and REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company (“REG Marketing”; together REG Services and REG Marketing are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”).
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of December 23, 2011, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 31, 2012, that certain Amendment No. 2 to Credit Agreement dated as of February 29, 2012 and that certain Waiver and Amendment No. 3 to Credit Agreement dated as of May 1, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrowers have requested that Agent and Lenders amend (a) the definition of Borrowing Base to temporarily remove the sublimit related to 75% of the amount of credit availability created by Eligible Inventory to 75% of the credit availability created by Accounts until June 1, 2013 and (b) the definition of Eligible Billed Accounts to temporarily permit up to 35% of the Accounts owing by Pilot Travel Centers LLC to be included as Eligible Billed Accounts until June 1, 2013;
WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Credit Agreement in certain respects;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
2. Amendments to Credit Agreement: Subject to the satisfaction of the conditions set forth in Section 6 below, in reliance upon the representations and warranties of Borrowers set forth in Section 7 below, the Credit Agreement is hereby amended in the following respects:
(a) Clause (b)(iii) of the definition of Borrowing Base contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iii) for any date of determination on or after June 1, 2013, 75% of the amount of credit availability created by clause (a) above, minus

(b) Clause (i) of the definition of Eligible Billed Accounts contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(i) Accounts with respect to an Account Debtor (other than a Specified Account Debtor) whose total obligations owing to Designated Loan Parties exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, or Accounts with respect to a Specified Account Debtor whose total obligations owing to Designated Loan Parties exceed 20% (35% in the case of any such Accounts owing by Pilot Travel Centers LLC through and including June 1, 2013) (such percentage, as applied to a particular Specified Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Specified Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,
(c) The definition of Permitted Tax Distribution contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Tax Distributions” means with respect to each calendar year, distributions by Borrowers to their members in an amount equal to the aggregate federal and state taxes that are payable by such members for such calendar year, based upon the Borrowers’ proportionate contribution to taxable income reported on federal and state income tax returns filed by Borrowers and its affiliated entities at the highest applicable marginal federal and state tax rates, as a result of the items of income, loss, deductions and credits of Borrowers which must be taken into account by such members under applicable provisions of the IRC. For purposes of calculating Permitted Tax Distributions for any calendar year, net losses or unauthorized credits from prior years ending on or after December 31, 2012 shall be taken into account to the extent they serve to reduce the taxable income of the holders of membership interests. Notwithstanding the foregoing, (i) net losses or unauthorized credits shall not be included in the calculation of the aggregate state taxes payable where the applicable state law excludes such losses or credits from such calculation and (ii) no Borrower shall be permitted to distribute any amount in excess of such Borrower’s share of federal and state taxes as determined pursuant to that certain tax sharing arrangement dated as of January 1, 2012 and as existing as of December 19, 2012.
(d) The definition of Stock Pledge Agreement contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Stock Pledge Agreement” means a pledge agreement, dated as of May 1, 2012, in form and substance reasonably satisfactory to Agent, executed and delivered by Parent to Agent.
3. Amendment to Stock Pledge Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below, in reliance upon the representations and warranties of Borrowers set forth in Section 7 below, the Stock Pledge Agreement is hereby amended by deleting the last sentence of Section 16 thereof in its entirety.
4. Continuing Effect. Except as expressly set forth in Sections 2 and 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
5. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrowers, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
6. Conditions to Effectiveness.
(a) This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:
(i) Agent shall have received a fully executed copy of this Amendment in form and substance acceptable to Agent, together with such other documents, agreements and instruments as Agent may require or reasonably request; and
(ii) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
7. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrowers hereby jointly and severally represent and warrant to Agent and Lenders that, after giving effect to this Amendment:
(a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date;

(b) No Default or Event of Default has occurred and is continuing; and
(c) This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.
8. Miscellaneous.
(a) Expenses. Borrowers jointly and severally agree to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of California. The choice of law and venue, jury trial waiver and California judicial reference provisions set forth in Section 12 of the Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment.
(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic delivery shall be equally effective as delivery of an original executed counterpart of this Amendment.
9. Release.
(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any such Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) warrants, represents and agrees that it is fully aware of California Civil Code Section 1542, which provides as follows:
SEC. 1542. GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby expressly waives the provisions of California Civil Code Section 1542, and any rights they may have to invoke the provisions of that statute now or in the future with respect to the Claims being released pursuant to this Section 9. In connection with the foregoing waiver and relinquishment, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) acknowledges that they are aware that they or their attorneys or others may hereafter discover claims or facts in addition to or different from those which the parties now know or believe to exist with respect to the subject matter of the Claims being released hereunder, but that it is nevertheless the intention of each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) to fully, finally and forever settle, release, waive and discharge all of the Claims which are being released pursuant to this Section 9. The release given herein shall remain in effect as a full and complete general release, notwithstanding the discovery or existence of any such additional or different claims or facts.
(c) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(d) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

REG SERVICES GROUP, LLC, an Iowa limited liability company

Each By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President

REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President
Solely with respect to Sections 3 and 8 of this Amendment:

RENEWABLE ENERGY GROUP, INC., a Delaware corporation, as a Grantor

By:	/s/ Daniel J. Oh
Name: Title:	Daniel J. Oh President
Signature Page to Amendment No. 4 to Credit Agreement

2

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Barry Felker
Name:	Barry Felker
Title:	Vice-President
Signature Page to Amendment No. 4 to Credit Agreement

3

CONSENT AND REAFFIRMATION
Renewable Energy Group, Inc., a Delaware corporation, as a Guarantor, REG Houston, LLC, a Texas limited Liability company, as a Plant Loan Party, and REG Albert Lea, LLC, an Iowa limited liability company, as a Plant Loan Party (each of the foregoing, a “Loan Party”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 4 to Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby, including Section 9 of the foregoing Amendment No. 4 to Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Loan Party has been informed of the matters set forth herein and has acknowledged and agreed to same, each Loan Party understands that Agent and Lenders have no obligation to inform such Loan Party of such matters in the future or to seek such Loan Party’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

RENEWABLE ENERGY GROUP, INC., a Delaware corporation, as a Guarantor

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President

REG HOUSTON, LLC, a Texas limited liability company, as a Plant Loan Party

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President

REG ALBERT LEA, LLC, an Iowa limited liability company, as a Plant Loan Party

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President
Signature Page to Consent and Reaffirmation

4